                                FOURTH AMENDMENT


         THIS FOURTH AMENDMENT (the "Amendment") to the Credit Agreement referred to below is entered into as of the 15th day of March, 2001, by and among INSIGNIA FINANCIAL GROUP, INC. (FORMERLY KNOWN AS "INSIGNIA/ESG HOLDINGS, INC."), a corporation organized under the laws of Delaware (the "Borrower"), THE LENDERS SIGNATORY HERETO (collectively, the "Lenders"), FIRST UNION NATIONAL BANK, as Administrative Agent, and LEHMAN COMMERCIAL PAPER INC., as Syndication Agent (collectively, the "Agents").


                              STATEMENT OF PURPOSE

         The Borrower, the Lenders and the Agents are parties to a certain Credit Agreement dated as of October 22, 1998, as heretofore amended by the First Amendment dated March 19, 1999, by the Second Amendment dated July 21, 1999 and by the Third Amendment dated August 25, 2000 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to make, and have made, certain Extensions of Credit to the Borrower.

         The Borrower has requested the Lenders to amend the Credit Agreement in the respects provided in this Amendment.

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

         I.       AMENDMENT OF CREDIT AGREEMENT.
                  -----------------------------

                  (a) Section 1.1 is hereby amended in the following respects:

                           (i) By deleting the defined terms "Controlled
                  Co-Investment Entities" and "Uncontrolled Co-Investment Entities."

                           (ii) By deleting the defined term "Co-Investment
                  Entity" in its entirety and inserting the following in lieu thereof:

                                    "Co-Investment Entity" means any
                           corporation, limited liability company, partnership or other form of entity (i) in which the Borrower or a Subsidiary of the Borrower owns an equity interest pursuant to a joint venture or similar arrangement with one or more Persons who own more than fifty percent (50%) of the ownership or other equity interests in such entity, (ii) which has as its sole business the ownership of real property, the rendering of services and furnishing of products customarily provided by landlords, or the ownership of the debt (including the securitization of such debt) of entities which own real property, and (iii) which does not engage in any real estate development activities for its own account.

                  (b) Section 4.1(c)is hereby amended by deleting the first paragraph of such section in its entirety and inserting the following in lieu thereof:

                           (c) Applicable Margin. The Applicable Margin provided
                  for in Section 4.1(a) with respect to the Loans (the "Applicable Margin") shall be determined by reference to the Leverage Ratio in accordance with the following chart:

                                                                Applicable Margin         Per Annum
                  Level             Leverage Ratio                    LIBOR +            Base Rate +

                      I             Greater than 2.25 to 1.00          2.50%                  1.00%

                     II             Equal to or less than              2.25%                  .75%
                                    2.25 to 1.00 but greater
                                    than 1.50 to 1.00

                    III             Equal to or less than              2.00%                  .50%
                                    1.50 to 1.00

                  (c) Section 4.3(a) is hereby amended by deleting the second paragraph thereof in its entirety and inserting the following in lieu thereof:

                           The Commitment Fee Rate provided for above shall
                  equal the percentage set forth below corresponding to the Level at which the Applicable Margin is determined in accordance with Section 4.1(c). Any change in the applicable Level at which the Applicable Margin is determined shall result in a corresponding and simultaneous change in the Commitment Fee Rate.

                                    Level            Commitment Fee Rate

                                    I                         0.500%

                                    II                        0.500%

                                    III                       0.375%

                  (d) Section 10.4 is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:

                           SECTION 10.4 Limitations on Loans, Advances,
                  Investments and Acquisitions. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture, evidence of Debt or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person, or enter into, directly or indirectly, any commitment or option in respect of the foregoing except:

                                    (a) investments in Unrestricted Subsidiaries
                           and Affiliates existing on the date of the Fourth Amendment to this Credit Agreement and the other existing loans, advances and investments described on
                           Schedule 10.4;

                                    (b) investments in (i) marketable direct
                           obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within 120 days from the date of acquisition thereof, (ii) marketable direct obligations issued by any State of the United States or any political subdivision of any such State or any public instrumentality thereof maturing within 120 days from the date of acquisition thereof and, at the time of acquisition, having the highest or second highest rating obtainable from S&P or Moody's; (iii) commercial paper maturing within 120 days from the date of the acquisition thereof, and, at the time of acquisition, having a rating of A-1 or higher by S&P or P-1 or higher by Moody's, (iv) certificates of deposit maturing no more than 120 days from the date of creation thereof issued by commercial banks incorporated or licensed under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of A or better by a nationally recognized rating agency; (v) time deposits maturing no more than 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder; (vi) eligible bankers' acceptances, repurchase agreements and tax-exempt municipal bonds having a maturity of less than one year and in each case having a rating, or being the full recourse obligation of a Person whose senior debt rating has a rating, of A or higher by S&P or Moody's; or (vii) any money market fund organized under the laws of the United States or any State thereof;

                                    (c) investments in the form of acquisitions
                           of all or substantially all of the business or a line of business (whether by the acquisition of capital stock or other ownership interest, assets or any combination thereof) of any other Person (or investments, including loans and deposits, in anticipation thereof), if (i) no

                           Default or Event of Default then exists or would be created thereby, (ii) the Borrower has delivered to the Agents and the Lenders a certificate of the Chief Financial Officer or Treasurer of the Borrower (on behalf of the Borrower) demonstrating pro forma compliance with the covenants contained in Article IX both before and after giving effect to such acquisition, and (iii) any acquired Person is, in the reasonable opinion of the Borrower, in a similar or complementary line of business to that of the Borrower or any of its Restricted Subsidiaries;

                                    (d) investments in or loans to Restricted
                           Subsidiaries;

                                    (e) investments in or loans to Unrestricted
                           Subsidiaries not engaged in real estate development activities for their own account, provided that the aggregate amount of such investments and loans, together with all Contingent Obligations of the Borrower and its Restricted Subsidiaries on account of Debt of such Unrestricted Subsidiaries, shall at no time exceed $10,000,000, which amount shall be in addition to existing loans, advances and investments described on Schedule 10.4;

                                    (f) (i) loans to officers and directors of
                           the Borrower and its Restricted Subsidiaries to finance the purchase of newly issued capital stock of the Borrower pursuant to its executive stock purchase program and (ii) other loans to executive officers and directors not to exceed (in the case of this clause (ii)) an aggregate of $5,000,000 at any time outstanding; and

                                    (g) investments in or loans to (i)
                           Co-Investment Entities and (ii) Unrestricted
                           Subsidiaries engaged in real estate development activities for their own account (herein, "Real Estate Unrestricted Subsidiaries"), provided that the aggregate amount of such investments and loans under this subsection (g), together with all Contingent Obligations of the Borrower and its Restricted Subsidiaries on account of Debt of Co-Investment Entities and Real Estate Unrestricted Subsidiaries, shall at no time exceed an aggregate of $100,000,000 plus gains and minus losses actually realized from such investments and loans); and provided further that, the aggregate of all loans to and investments in and Contingent Obligations on account of the Debt of Real Estate Unrestricted Subsidiaries shall at no time exceed an aggregate of $35,000,000 (plus gains and minus losses actually realized from such investments and loans) plus amounts available but unused for investments or loans under Section 10.4(e). (Amounts committed to capital calls shall not be deemed to have been invested where the Borrower has the sole power to make the capital call and the call has not in fact been made.)

                           (e) Schedule 10.4 to the Credit Agreement is deleted
                  in its entirety and the new Schedule 10.4 attached hereto is inserted in lieu thereof.


         II. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agents and the Lenders that:

                  (a) The execution and delivery of this Amendment by the Borrower and the Subsidiary Guarantors and the performance of the Credit Agreement, as amended and modified by this Amendment, and the other Loan Documents, do not and will not violate any law, rule or regulation, or constitute a breach of the Articles of Incorporation, Bylaws or corporate resolutions of the Borrower or any Subsidiary Guarantor or any agreement to which the Borrower or any Subsidiary Guarantor is a party or by which its or their assets are bound. The Borrower and each of the Subsidiary Guarantors has the power and authority and has taken all necessary action to authorize the execution, delivery and performance of this Amendment. The Credit Agreement, as amended and modified by this Amendment, and the other Loan Documents, constitute legal, valid and binding obligations of the Borrower and the Subsidiary Guarantors, enforceable in accordance with their respective terms.

                  (b) The representations and warranties of the Borrower and its Subsidiaries contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment with the same effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

                  (c) No Default or Event of Default exists.


         III.     GENERAL PROVISIONS.

         (a) Limited Amendment. Except as otherwise provided herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or of any other term or condition of the other Loan Documents or (ii) to prejudice any other right or rights which the Agents or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

         (b) Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (c) Definitions. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

         (d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (e) Expenses. All expenses incurred in connection with the preparation and negotiation of this Amendment and with the fulfillment of the requirements hereunder shall be borne by the Borrower. If any documentary or recording tax should be assessed or the affixing of any stamps be required by local, state or federal governments, the Borrower shall pay the tax and cost of such stamps.

         (f) Conflicting Terms. In the event of any conflict or inconsistency between the terms of this Amendment and the Credit Agreement and the other Loan Documents, this Amendment shall control.

         (g) Cross-References. All references in the Credit Agreement, or in any other Loan Document, to the terms "Credit Agreement" or "Agreement" or other similar reference shall be deemed to refer to the Credit Agreement as amended or modified by this Amendment. In addition, all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Credit Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this amendment of the Credit Agreement unless the context otherwise requires.

         (h) Successors and Assigns. Whenever in this Amendment any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in this Amendment shall inure to the benefit of the successors and assigns of the Agents and Lenders.

         IV. JOINDER OF THE GUARANTORS. The Subsidiary Guarantors join in the execution and delivery of this Amendment solely for the purpose of evidencing their consent thereto, and to acknowledge that the Guaranty Agreement remains in full force and effect with respect to the Credit Agreement as amended hereby.


                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                BORROWER:

                                INSIGNIA FINANCIAL GROUP, INC.
                                (formerly known as Insignia/ESG Holdings, Inc.)


                                By:      /s/ Adam B. Gilbert
                                         ---------------------------------------
                                         Name:    Adam B. Gilbert
                                         Title:   Executive Vice President


                                LENDERS:

                                FIRST UNION NATIONAL BANK, as
                                Administrative Agent and Lender


                                By:      /s/ Douglas A. Nickel
                                         ---------------------------------------
                                         Name:    Douglas A. Nickel
                                         Title:   Vice President


                                LEHMAN COMMERCIAL PAPER INC., as Syndication
                                Agent and Lender


                                By:      /s/ Michael Swanson
                                         ---------------------------------------
                                         Name:    Michael Swanson
                                         Title:   Authorized Signatory

                                LEHMAN BROTHERS BANKHAUS AG,
                                LONDON BRANCH


                                By:      /s/ Anil Lonawi
                                         ---------------------------------------
                                         Name:    Anil Lonawi
                                         Title:   Loans Administration


                                BANK AUSTRIA CREDITANSTALT
                                CORPORATE FINANCE, INC.


                                By:      /s/ Peter W. Wood
                                         ---------------------------------------
                                         Name:    Peter W. Wood
                                         Title:   Senior Vice President


                                By:      /s/ Anthony Mugno
                                         ---------------------------------------
                                         Name:    Anthony Mugno
                                         Title:   Vice President

                                THE BANK OF NEW YORK


                                By:      /s/ Anthony I. Verzi
                                         ---------------------------------------
                                         Name:    Anthony I. Verzi
                                         Title:   Vice President


                                BARCLAYS BANK PLC


                                By:      /s/ Matthew Tuck
                                         ---------------------------------------
                                         Name:    Matthew Tuck
                                         Title:   Associate Director and VP


                                LASALLE BANK NATIONAL ASSOCIATION

                                By:      /s/ Michael J. Harris
                                         ---------------------------------------
                                         Name:    Michael J. Harris
                                         Title:   Vice President


                                NATIONAL CITY BANK


                                By:      /s/ Andrew J. Walshaw
                                         ---------------------------------------
                                         Name:    Andrew J. Walshaw
                                         Title:   Vice President


                                BANK OF AMERICA, N.A.


                                By:      /s/ John Grindley
                                         ---------------------------------------
                                         Name:    John Grindley
                                         Title:   Senior Vice President

                                GUARANTORS:

                                BARNES MORRIS PARDOE & FOSTER
                                MANAGEMENT SERVICES, L.L.C.
                                By:      Insignia/ESG, Inc., its manager


                                By:      /s/ Adam B. Gilbert
                                         ---------------------------------------
                                         Name:    Adam B. Gilbert
                                         Title:   Executive Vice President


                                DOUGLAS ELLIMAN, LLC
                                By:      Insignia Residential Group, Inc.,
                                         Its Managing Member


                                By:      /s/ Adam B. Gilbert
                                         ---------------------------------------
                                         Name:    Adam B. Gilbert
                                         Title:   Executive Vice President


                                E.S.G. OPERATING CO., INC.
                                FC&S MANAGEMENT COMPANY
                                GOLDIE B. WOLFE & COMPANY
                                IPCG, INC.
                                INSIGNIA E C CORPORATION
                                INSIGNIA/ESG CAPITAL CORPORATION
                                INSIGNIA/ESG, INC.
                                INSIGNIA/ESG OF COLORADO, INC.
                                INSIGNIA COMMERCIAL INVESTMENTS GROUP, INC.
                                INSIGNIA COMMERCIAL MANAGEMENT, INC.
                                INSIGNIA RO, INC.
                                INSIGNIA RESIDENTIAL GROUP, INC.
                                REALTY ONE, INC.
                                S.I.A., INC.


                                By:      /s/ Adam B. Gilbert
                                         ---------------------------------------
                                         Name:    Adam B. Gilbert
                                         Title:   Executive Vice President

                                  SCHEDULE 10.4
                    Existing Loans, Advances and Investments



















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